SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2010

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNSSM)
MS STRUCTURED ASSET CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165725	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: In-Young Chase		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9                      Financial Statements and Exhibits

Item 9.01                           Financial Statements and Exhibits

Exhibit Number		Description
4.1	—	Trust Agreement
5.1	—	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	—	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 9, 2010
MS STRUCTURED ASSET CORP.
(Registrant)

By: /s/Brian Neer
Name:  Brian Neer
Title:    President

EXHIBIT INDEX

Exhibit 4.1                      Trust Agreement

Exhibit 5.1                      Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 23.1                     Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)